                                                                    EXHIBIT 99.1

                         UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF OHIO
                               WESTERN DIVISION


GLAXO WELLCOME, INC.,                   )           Case No. C-1-99-1007
                                        :
Plaintiff,                              )         (Judge Sandra Beckwith)
                                        :         (Magistrate Judge Hogan)
-v-                                     )
                                        :
WATSON LABORATORIES, INC. - OHIO,       )
                                        :
Defendant.                              )
                                        :
-----------------------------------     )         ------------------------------
GLAXO WELLCOME, INC.
                                        )           Case No. C-1-01-0076
Plaintiff                               :
                                        )         (Judge Sandra Beckwith)
-v-                                     :         (Magistrate Judge Hogan)
                                        )
WATSON LABORATORIES, INC.- OHIO         :
                                        )
Defendant                               :
                                        )
                                        :
--------------------------------------------------------------------------------

                    STIPULATED AND AGREED ORDER OF JUDGMENT
                    ---------------------------------------
--------------------------------------------------------------------------------

     All matters in controversy in the above described actions have been finally compromised and settled. In accordance with and to carry out the provisions of that settlement, the parties hereto Plaintiff GLAXO WELLCOME, INC. ("Glaxo") and WATSON LABORATORIES, INC. - OHIO ("Watson") stipulate, agree and represent to the court as follows and further stipulate, agree and consent to the entry of this order of judgment.

     1. Glaxo is the owner and assignee of United States Letters Patent No. 5,427,798, issued June 27, 1995, (the "`798 Patent") entitled "Controlled Sustained Release Tablets Containing Bupropion," a copy of which was filed with the complaints in the above actions.

     2.  Glaxo is the holder of approved new drug applications ("NDAs") under
Section 505(a) of the Federal Food, Drug and Cosmetic Act (the "Act") for bupropion hydrochloride sustained release tablets covered by the `798 Patent.

     3. Glaxo is the owner and assignee of United States Reissue Patent No. Re. 33,994 reissued July 14, 1992, (the "`994 Patent") entitled "Pharmaceutical Delivery System," a copy of which was attached to the complaints in the above actions.

     4. Glaxo is the holder of approved NDAs under Section 505(a) of the Act, for bupropion hydrochloride sustained release tablets covered by the `994 Patent.

     5. On or about October 26, 1999 Glaxo received a written Notice of Patent Certification from Watson stating that Watson had sought approval from the Food and Drug Administration ("FDA") to market bupropion hydrochloride sustained release tablets pursuant to Section 505(j) of the Act prior to the expiration of the `798 Patent and alleging that the `798 Patent is not infringed.

     6. On or about October 26, 1999 Glaxo received a written Notice of Patent Certification from Watson stating that Watson had sought approval from the FDA to market bupropion hydrochloride sustained release tablets pursuant to Section 505(j) of the Act prior to the expiration of the `994 Patent and alleging that the `994 Patent is not infringed.

     7. As a result of Watson's Notice of Patent Certification dated October 21, 1999 (the "1999 Notice"), Glaxo commenced Case No. C-1-99-1007 (the "First Action") in this court alleging that Watson had infringed the `798 Patent and the `994 Patent.

     8. On or about January 2, 2001 Glaxo received a written Notice of Patent Certification from Watson stating that Watson had sought approval from the FDA to market bupropion hydrochloride sustained release tablets, in 150 mg. dosage, pursuant to Section 505(j) of the Act prior to the expiration of the `798 Patent and alleging that the `798 Patent is not infringed.

     9. On or about January 2, 2001 Glaxo received a written Notice of Patent Certification from Watson stating that Watson had sought approval from the FDA to market bupropion hydrochloride sustained release tablets, in 150 mg. dosage, pursuant to Section 505(j) of the Act prior to the expiration of the `994 Patent and alleging that the `994 Patent is not infringed.

     10. As a result of Watson's Notice of Patent Certification dated December 21, 2000 (the "2000 Notice"), Glaxo commenced Case No. C-1-01-0076 (the "Second Action") in this Court alleging that Watson had infringed the `798 Patent and the `994 Patent.

     11. Glaxo and Watson have agreed to resolve and settle all matters in controversy, and all claims alleged by the parties, in the First Action and the Second Action (the "Settlement").

     12. As part of the Settlement, Glaxo and Watson have agreed to execute and enter into a Supply Agreement, substantially in the form of a document which has been filed with the Court, under seal.

     13. As part of the Settlement, Glaxo and Watson also have agreed to and stipulated to the facts set forth herein and have stipulated and agreed to the entry of the following judgment and hereby request that this Court enter the following judgment in order to effectuate and carry out the terms of the Settlement between Glaxo and Watson.

     NOW, THEREFORE, based upon the materials filed with this Court, the foregoing stipulated facts and with the agreement and consent of Glaxo and Watson and their respective counsel, it is ORDERED, ADJUDGED AND DECREED as follows:

     1.  United States Patent No. 5,427,798 is valid and enforceable.

     2.  United States Patent No. Re. 33,994 is valid and enforceable.

     3. United States Patent No. 5,427,798 is infringed by the products covered by the 1999 and 2000 Notices relating to the `798 Patent.

     4. United States Patent No. Re. 33,994 is infringed by products covered by the 1999 and 2000 Notices relating to `994 Patent.

     5.  Watson's counterclaims are dismissed with prejudice.

     6. With the consent of all parties hereto, and based upon the foregoing judgment and the Settlement agreed to by the parties, including but not limited to the Supply Agreement, it is hereby ordered that Case No. C-1-99-1007 and Case No. C-1-01-0076 shall be, and hereby are, terminated as of record. Each party shall bear its own costs.

     SO ORDERED this 11th day of July, 2001 at Cincinnati, Ohio.
                     ----


                                           /s/ HONORABLE SANDRA BECKWITH
                                           -----------------------------
                                           Honorable Sandra Beckwith

STIPULATED AND AGREED TO:


 /s/ JAMES E. BURKE                        /s/ TODD H. BAILEY
-----------------------------------        -----------------------------------
James E. Burke (0032731)                   Todd H. Bailey (0002407)
Joseph M. Callow, Jr. (0061814)            Jeffrey Teeters (0061801)
KEATING, MUETHING & KLEKAMP, P.L.L.        FROST, BROWN & TODD
1400 Provident Tower                       2500 PNC Center
One East Fourth Street                     201 East Fifth Street
Cincinnati, Ohio  45202                    Cincinnati, Ohio  45202
Telephone: (513) 579-6429                  Telephone: (513)651-6800
Facsimile: (513)579-6457                   Facsimile: (513)651-6981

Stephen B. Judlowe, Esq.                   Barry S. White, Esq.
Janet B. Linn, Esq.                        Edgar H. Haug, Esq.
Philip L. Hirschhorn, Esq.                 Daniel G. Brown, Esq.
HOPGOOD, CALIMAFDE, JUDLOWE                FROMMER, LAWRENCE & HAUG, L.L.P.
  & MONDOLINO, L.L.P.                      745 Fifth Avenue
60 East 42nd Street                        New York, New York 10151
New York, New York 10165                   Telephone: (212)588-0800
Telephone: (212)551-5000                   Facsimile: (212)588-0500
Facsimile: (212)949-2795

Counsel for Plaintiff,                     Counsel for Defendant,
GLAXO WELLCOME INC.                        WATSON LABORATORIES, INC. - OHIO